          EXCESS BOND TO SECURE PREMIUM AND DEDUCTIBLE OBLIGATIONS

Bond Number: 19 S 101180112 BCM

KNOW ALL MEN BY THESE PRESENTS:

That Labor Ready, Inc., as principal ("Principal") and Travelers Casualty and Surety Company of America as surety ("Surety"), are held and firmly bound unto Mutual Indemnity (U.S.) Ltd., Legion Insurance Company and each of its affiliates and subsidiaries, as obligee (herein collectively and individually referred to as "Obligee") for the payment of the Obligations (hereafter defined), up to the maximum penal sum of Fourteen Million Five Hundred Thousand and no/100 dollars ($14,500,000.00) lawful money of the United States to payment of which sum, Principal and Surety hereby bind themselves, their successors and assigns, jointly and severally, firmly by these presents.

WHEREAS. Obligee has issued certain insurance policies on behalf of the Principal and has entered into certain other agreements with the Principal which are described on Exhibit A hereto and as may be amended and/or renewed from time to time (herein collectively referred to as the "Agreement(s)'). and:

WHEREAS, the Obligee requires security for the Principal's Obligations to Obligee under each of the Agreements ("Obligations").

WHEREAS, the Obligee currently holds, or will hold, security for the Obligations ("Underlying Security") and now desires "excess" security.

WHEREAS. such excess security will not be liquidated until all other forms of Underlying Security for the Obligations have been liquidated.

NOW, THEREFORE. if and when the Obligations shall be fully and finally paid and satisfied this Excess Bond shall be null and void; otherwise this Excess Bond shall remain in full force and effect and Principal and Surety in any event agree as follows:

     1) Within ten (10) business days of Surety's receipt of a demand for payment under this Excess Bond ('Demand"), Surety shall pay to the Obligee the amount of such Demand. The Obligee's Demand to the Surety of the amount due. either as security or for payment or for reimbursement of Obligations pursuant to the Agreement(s), shall be absolute proof of the existence and extent of the liability of the Principal and the Surety to the Obligee hereunder. The Obligee may present one or more Demands at any time in its sole discretion, provided however, Surety shall not be obligated to pay an aggregate amount in excess of the penal sum of the Excess Bond.

     2) In the event that Obligee shall demand either a portion of the penal sum of the Excess Bond or the entire penal sum of the Excess Bond (less any previous amounts paid to Obligee under the Excess Bond) under a Demand, Obligee shall hold all funds ("Excess Bond Collateral") received as security for the Obligations and shall apply such Excess Bond Collateral to the Obligations from time to time in its sole discretion; provided, however, that the Obligee shall not apply such Excess Bond Collateral to the Obligations until the full amount of all Underlying Security has been applied to the Obligations. At such time as Obligee determines in its sole discretion that all of the Obligations are fully and finally paid and such payment is not subject to avoidance or other turnover, Obligee shall return to the Surety the unapplied portion of the Excess Bond Collateral. The Surety, whether in its capacity as surety or subrogee of the Principal, waives, to the fullest extent permitted by applicable law each and every right which it may have to contest Obligee's computation of the Obligations or the application of the Excess Bond Collateral by the Obligee to the Obligations, and waives, to the fullest extent permitted by applicable law, each and every right which it may have to seek reimbursement, restitution or recovery of any Excess Bond Collateral. Obligee shall not be required to
     (i) segregate Excess Bond Collateral from its general funds, (ii) hold or invest Excess Bond Collateral in an interest-bearing or income-producing investment or (iii) account to Surety for interest or income in the event the same would be otherwise attributable to Excess Bond Collateral. The Principal shall not at any time have any rights or property interests in this Excess Bond, the Excess Bond Collateral or other proceeds of this Excess Bond.

3) Failure to pay or reimburse the Obligee as herein provided shall cause the Surety to be additionally liable for any and all reasonable costs and expenses, including attorney's fees and interest, incurred by the Obligee in enforcing this Excess Bond, such liability to be in addition to the bond penalty.

4) Surety's obligations hereunder shall not be affected by (i) any matter or proceeding arising in connection with any modification, limitation, discharge, assumption, or reinstatement with respect to any Agreements or Obligations. (ii) any modification of or amendment to any Agreements or Obligations without Surety's consent or prior notification provided that the penal sum of the Excess Bond may not be increased without the consent of Surety; however failure to give such consent will not prevent Obligee from drawing up to the full amount of the Excess Bond (less any previous amounts paid to Obligee under the Excess Bond) either as security or for payment or for reimbursement under the Agreements, or
(iii) any other circumstances which might otherwise constitute a legal or equitable discharge or defense for Surety.

5) This Excess Bond shall become effective September 1, 1998 and shall remain in full force and effect thereafter for a period of one year and will automatically extend for additional one year periods from the expiry date hereof, or any future expiration date, unless the Surety provides to the Obligee not less than ninety (90) days advance written notice of its intent not to renew this Excess Bond or unless this Excess Bond is earlier canceled pursuant to the following. This Excess Bond may be canceled at any time upon ninety (90) days advance written notice from Surety to Obligee, via overnight express mail. It is understood and agreed that the Obligee may recover the full amount of the Excess Bond (less any previous amounts paid to Obligee under the Excess Bond) if the Surety cancels or nonrenews the Excess Bond and, within thirty (30) days prior to the effective date of cancellation or nonrenewal, the Obligee has not received collateral acceptable to it to replace the Excess Bond.

6) Any notice, Demand or request for payment, given or made under this Excess Bond shall be made in writing and shall be given by a personal delivery or expedited delivery service, postage pre-paid, addressed to the parties at the addresses specified below or to such other address as shall have been specified by such parties to each of the parties to the transactions contemplated hereby. Such notice, Demand or request for payment shall be accompanied by the Obligee's written certification that: "All other bonds, letters of credit and other similar instruments required as security for Obligations under Agreements described in Exhibit A of Travelers bond number 19 S 101180112 BCM have been drawn upon and all funds thereunder have been received by Mutual Indemnity (U.S.) Ltd., Legion Insurance Company and each of its affiliates and subsidiaries as Obligee", together with satisfactory written proof of actual receipt of said funds by the Obligee.

     If to the Surety:
                         Travelers Casualty and Surety Company of America One Tower Square, 3PB
                         Hartford, CT 06183-9062
                         Attention: Bond Claim

   If to Obligee:
                         Mutual Indemnity (U.S.) Ltd.
                         44 Church Street
                         P.O. Box HM 2064
                         Hamilton HM HX
                         Bermuda
                         Attention: Neville Bilimoria, Vice President

   If to the Principal:
                         Labor Ready, Inc.
                         1016 South 28th Street
                         Tacoma, Washington 98402
                         Attention: Glen A. Welstad. Chairman

7) In no event shall the Surety be liable in the aggregate to any, some, or all entities listed as Obligee for more than the penalty of this bond, nor shall it be liable except for a single payment for each single Demand. At the Surety's election, any payment due to any entity or entities listed as Obligee may be made by its draft issued jointly to all.

Notice given under this Excess Bond shall be effective only when received.

In WITNESS THEREOF. the said Principal and Surety have signed and sealed this instrument on this 7th day of August, 1998.

By /s/ Joseph P. Sambataro, Jr.
   ----------------------------
   Principal

By /s/ Lora L. Cottrell
  -----------------------------
  Attorney-in-fact

                TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
                     TRAVELERS CASUALTY AND SURETY COMPANY
                          FARMINGTON CASUALTY COMPANY
                        HARTFORD, CONNECTICUT 06183-9062
               TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS
                              LISLE, ILLINOIS 60532

        POWER OF ATTORNEY AND CERTIFICATE OF AUTHORITY OF ATTORNEY(S)-IN-FACT

KNOW ALL PERSONS BY THESE PRESENTS, THAT TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA. TRAVELERS CASUALTY AND SURETY COMPANY and FARMINGTON CASUALTY COMPANY, corporations duly organized under the laws of the State of Connecticut, and having their principal offices in the City of Hartford, County of Hartford, State of Connecticut, and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, a corporation duly organized under the laws of the State of Illinois, and having its principal office in the City of Lisle, County of DuPage. State of Illinois, (hereinafter the "Companies") hath made. constituted and appointed, and do by these presents make, constitute and appoint: Richard C. Schultz, Lora L. Cottrell, P.J. McKinnis, Nora O. Garza, Mary Bescher, Lisa D. Kadel, Mary P. Demos, Brian Sandy, Kip R. McBean, Mary E. Davis, Neil L. Randerson, Joan M. Kelley, Kristen C. Fox or George J. Bowdouris * *

of Englewood, CO, their true and lawful Attorney(s)-in-Fact, with full power and authority hereby conferred to sign, execute and acknowledge, at any place within the United States, or, if the following line be filled in, within the area there designated the following instrument(s):

by his/her sole signature and act, any and all bonds, recognizances, contracts of indemnity, and other writings obligatory in the nature of a bond, recognizance, or conditional undertaking and any and all consents incident thereto and to bind the Companies, thereby as fully and to the same extent as if the same were signed by the duly authorized officers of the Companies, and all the acts of said Attorney(s)-in-Fact, pursuant to the authority herein given, are hereby ratified and confirmed.

This appointment is made under and by authority of the following Standing Resolutions of said Companies, which Resolutions are now in full force and effect:

VOTED: That the Chairman, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President, any Vice President, any Second Vice President, the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary may appoint Attorneys-in-Fact and Agents to act for and on behalf of the company and may give such appointee such authority as his or her certificate of authority may prescribe to sign with the Company's name and seal with the Company's seal bonds, recognizances, contracts of indemnity, and other writings obligatory in the nature of a bond, recognizance, or conditional undertaking, and any of said officers or the Board of Directors at any tune may remove any such appointee and revoke the power given him or her.

VOTED: That the Chairman, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President may delegate all or any part of the foregoing authority to one or more officers or employees of this Company, provided that each such delegation is in writing and a copy thereof is filed in the office of the Secretary.

VOTED; That any bond, recognizance, contract of indemnity, or writing obligatory in the nature of a bond, recognizance, or conditional undertaking shall be valid and binding upon the Company when (a) signed by the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President, any Second Vice President. the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary and duly attested and sealed with the Company's seal by a Secretary' or Assistant Secretary, or
(b) duly executed (under seal, if required) by one or more Attorneys-in-Fact and Agents pursuant to the power prescribed in his or her certificate or their certificates of authority or by one or more Company officers pursuant to a written delegation of authority.

This Power of Attorney and Certificate of Authority is signed and sealed by facsimile under and by authority of the following Standing Resolution voted by the Boards of Directors of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY, FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, which Resolution is now in full force and effect:

VOTED: That the signature of each of the following officers: President, any Executive Vice President, any Senior Vice President, any Vice President, any Assistant Vice President, any Secretary, any Assistant Secretary, and the seal of the Company may be affixed by facsimile to any power of attorney or to any certificate relating thereto appointing Resident Vice Presidents, Resident Assistant Secretaries or Attorneys-in-Fact for purposes only of executing and attesting bonds and undertakings and other writings obligatory in the nature thereof, and any such power of attorney or certificate bearing such facsimile signature or facsimile seal shall be valid and binding upon the Company and any such power so executed and certified by such facsimile signature and facsimile seal shall be valid and binding upon the Company in the future with respect to any bond or undertaking to which it is attached.


IN WITNESS WHEREOF, TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY, FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS have caused this instrument to be signed by their Senior Vice President, and their corporate seals to be hereto affixed this 22nd day of April, 1998.

STATE OF CONNECTICUT     TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
                              TRAVELERS CASUALTY AND SURETY COMPANY
  } SS. Hartford                  FARMINGTON CASUALTY COMPANY
                         TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS
COUNTY OF HARTFORD

                         By/s/George W. Thompson
                           ------------------------------------------------
                              George W. Thompson
                              Senior Vice President

On this 22nd day of April, 1998 before me personally came GEORGE W. THOMPSON to me known, who, being by me duly sworn, did depose and say: that he/she is Senior Vice President of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY, FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, the corporations described in and which executed the above instrument; that he/she knows the seals of said corporations; that the seals affixed to the said instrument are such corporate seals; and that he/she executed the said instrument on behalf of the corporations by authority of his/her office under the Standing Resolutions thereof.


                         /s/ Marie C. Tetreault
                         --------------------------------------------------
                         My commission expires June 30. 2001 Notary Public Marie C. Tetreault

CERTIFICATE

I, the undersigned, Assistant Secretary of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY and FARMINGTON CASUALTY COMPANY, stock corporations of the State of Connecticut, and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, stock corporation of the State of Illinois, DO HEREBY CERTIFY that the foregoing and attached Power of Attorney and Certificate of Authority remains in full force and has not been revoked; and furthermore. that the Standing Resolutions of the Boards of Directors, as set forth in the Certificate of Authority, are now in force.

Signed and Sealed at the Home Office of the Company, in the City of Hartford, State of Connecticut.
Dated this 7th day of August, 1998.

                         By /s/ Rose Gonsoulin
                           ------------------------------------------------
                         Rose Gonsoulin
                         Assistant Secretary, Bond

               EXHIBIT A TO EXCESS BOND NUMBER 19 S 101180112 BCM

"Agreement(s)" shall be defined as those Agreements listed below, including any modifications that may be made from time to time, and the insurance policies described therein:

     1. Agreement(s): REINSURANCE AGREEMENT between MUTUAL INDEMNITY (U.S.) LIMITED and LABOR READY ASSURANCE CO., dated January 1, 1997 and January 1, 1998.

     2. Agreement(s): MUTUAL INDEMNITY (U.S.) LTD. WORKERS' COMPENSATION DEDUCTIBLE REIMBURSEMENT COVERAGE issued to LABOR READY, INC., POLICY NO. UST2 190-97 dated January 1, 1997, UST2190-98 dated January 1.1998.

     3.   Agreement(s): LEGION INSURANCE COMPANY WORKERS'
          COMPENSATION/EMPLOYERS" LIABILITY POLICY issued to LABOR READY. INC., POLICY NO. WC1 0575684 dated January 1, 1998, WC1 0265679 dated January 1. 1997, XS1 01796661 dated January 1, 1997.

     4.   Agreement(s):                      Date:

     5.   Agreement(s):                      Date:

     6.   Agreement(s):                      Date: